UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2006

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Winstead Drive	Registrant’s telephone number,
Cary, NC	including area code:	27513
(Address of principal executive offices)	(919) 297-1600	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     R.H. Donnelley Corporation (the “Company”) intends to distribute copies of its 2005 Annual Report at its Investor Day conference on March 22, 2005. The Annual Report will contain a customary “glossy” narrative section (the “2005 Annual Report Wrap”) that discusses the 2005 operational and financial results of both the Company and its newly acquired, wholly owned subsidiary, Dex Media, Inc. (“Dex Media”). The Annual Report will also contain the annual reports on Form 10-K for the year ended December 31, 2005 for each of the Company and Dex Media. These Form 10-Ks are available via the SEC’s EDGAR database at www.sec.gov, as well as the Company’s Website at rhd.com. None of the information found on the Company’s or the SEC’s web site shall be deemed part of this Form 8-K. A copy of the 2005 Annual Report Wrap is attached hereto as exhibit 99.1.
     None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company.
Item 9.01. Financial Statements and Exhibits.
     (d)  Exhibits.
     The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	2005 Annual Report Wrap.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush

Robert J. Bush Vice President, General Counsel & Corporate Secretary

Date: March 21, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	2005 Annual Report Wrap.

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